EXHIBIT 10.1

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR ANY STATE SECURITIES LAWS, AND ARE PROPOSED TO BE ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE U.S. SECURITIES ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE U.S. SECURITIES ACT. THE SECURITIES TO WHICH THIS SUBSCRIPTION AGREEMENT RELATES HAVE NOT BEEN APPROVED OR RECOMMENDED BY THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED ON THE ACCURACY OR ADEQUACY OF THIS AGREEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY IN OR FROM A JURISDICTION OF CANADA UNLESS THE CONDITIONS IN SECTION 13 OF MULTILATERAL INSTRUMENT 51-105 “ISSUERS QUOTED IN THE U.S. OVER-THE-COUNTER MARKETS” ARE MET. THESE CONDITIONS INCLUDE THE REQUIREMENTS THAT THE HOLDER OF THE SECURITY OFFERED HEREBY MUST NOT TRADE THE SECURITY IN OR FROM A JURISICTION IN CANADA UNLESS (A) THE SECURITY HOLDER TRADES THE SECURITY THROUGH AN INVESTMENT DEALER REGISTERED IN A JURISDICTION OF CANADA FROM AN ACCOUNT AT THAT DEALER IN THE NAME OF THAT SECURITY HOLDER, AND (B) THE DEALER EXECUTES THE TRADE THROUGH ANY OF THE OVER-THE-COUNTER MARKETS IN THE UNITED STATES.

REGULATION S SUBSCRIPTION AGREEMENT FOR UNITS

(Canadian and Non-US Persons)

This Subscription Agreement (this “Agreement”) is entered into by and between SOLARWINDOW TECHNOLOGIES, INC., a Nevada corporation (the “Company”) and the subscriber whose name is set forth on the signature pages affixed hereto (the “Subscriber”).

WHEREAS, the Company is offering (“Offering”) for sale up to a maximum of 1,200,000 units and a minimum of 600,000 units (the “Minimum Number of Units”) of its equity securities (each a “Unit” and collectively, the “Units”) at a price of US$3.11 per Unit (the “Unit Price”) or US$3,732,000 in the aggregate if all of the offered Units are sold;

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WHEREAS, each full Unit consists of: (a) one share (each a “Share” and collectively, the “Shares”) of our common stock, par value $0.001 (“Common Stock”); (b) one (1) Series S Stock Purchase Warrant in the form of Exhibit A to this Agreement (each, a “Series S Warrant”) to purchase one (1) share of Common Stock at a price, subject to certain adjustments, of $3.42 per Warrant Share (as defined below) through 5:00 pm (Eastern Time) on September 14, 2022; the Series S Warrants included in the Units may hereinafter be referred to individually as a “Warrant” and collectively as, the “Warrants.” The shares issuable upon exercise of the Warrants may hereinafter be referred to individually as a “Warrant Share” and collectively as, the “Warrant Shares.” The Units, the Shares, the Warrants and the Warrant Shares may hereinafter be referred to collectively to as the “Securities”). The Warrants may be exercised on a cashless basis using the formula contained therein;

WHEREAS, the Offering is being conducted on a “all or none” basis with respect to the Minimum Number of Units and on a “best efforts” basis as to the balance of the offered Units

WHEREAS, the Units will only be offered and sold to a limited number of subscribers who are) not “US Persons” as defined in Regulation S and who satisfy the conditions and requirements of the applicable securities legislation in the jurisdiction of such person’s residence (the “Applicable Securities Legislation”), including for residents of British Columbia, Canada, in accordance with the applicable prospectus delivery exemptions set forth in National Instrument 45-106 Prospectus and Registration Exemptions (“NI-45-106”);

WHEREAS, the Subscriber acknowledges that in connection with the Offering, the Company will be entering into subscription agreements identical to this Agreement with other subscribers;

WHEREAS, the Company acknowledges that it is not a reporting issuer in any jurisdiction in Canada.

NOW, THEREFORE, in consideration of the mutual covenants and other agreements contained in this Agreement the Company and the Subscriber hereby agree as follows:

1. The Subscription

Subject to the terms and conditions of this Agreement, the Subscriber hereby irrevocably subscribes for and agrees to purchase from the Company that number of Units set out on the signature page to this Agreement for an aggregate price equal to the Unit Price multiplied by the number of Units purchased (the "Aggregate Subscription Price") set out on the signature page to this Agreement. The Subscriber will pay the Aggregate Subscription Price concurrently with execution of this Subscription Agreement and payment will be made in U.S. dollars in effect on the date of payment of the Aggregate Subscription Price.

2. The Offering

The Subscriber acknowledges and agrees that:

a. this subscription is part of a larger offering of up to 1,200,000 Units for aggregate offering proceeds of US$3,732,000 (the "Maximum Offering");

b. the closing of the Subscriber's subscription will be dependent on other persons (inclusive of the Subscriber) subscribing for a minimum aggregate investment amount of US$1,866,000 of the Company's common stock offered in the Offering, inclusive of the Subscriber's subscription (the "Minimum Offering Amount"); and

c. this subscription is given for valuable consideration and will not be withdrawn or revoked by the Subscriber.

3. The Closing

The closing of the purchase and sale of the Shares pursuant to this Agreement will take place as follows:

a. Upon the Company receiving subscriptions for the Minimum Offering Amount, the Company will determine a date for the Closing (the "Closing Date"), which Closing Date will be no later than September 29, 2017.

b. The Company will not be required to deliver notice of the Closing Date to the Subscriber;

c. The Company will issue share certificates representing the Shares on the Closing Date in the name of the Subscriber (the "Share Certificates"), which Share Certificates will be endorsed with the legends provided by this Agreement;

d. The Company will deliver to the Subscriber the Share Certificates within a reasonable period following Closing, but in no event later than 30 days from the Closing Date; and

e. The Company will return the Subscription Price to the Investor on or before October 6, 2017, in the event that Closing has not occurred by September 29, 2017, without interest and without any further liability or obligation to the Investor.

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4. Prospectus and Registration Exemptions

The Subscriber acknowledges that the Company is incorporated under the laws of Nevada and that the Units subscribed for hereunder are being offered and sold under certain exemptions from the registration and prospectus requirements of applicable Canadian securities legislation, including the Securities Act (British Columbia) (the "Applicable Laws"). In order to qualify under such exemptions to subscribe for the Shares the Subscriber represents, certifies and declares that:

a. If an individual, he or she has obtained the age of majority and has legal capacity and competence to execute this subscription form and to take all actions required pursuant hereto.

b. If a corporation or body corporate, it has the legal capacity and competence to execute this subscription form and to take all actions required pursuant hereto and all necessary approvals by its directors, shareholders and members, or otherwise, have been given to authorize it to execute this subscription form and to take all actions required pursuant hereto.

c. He, she or it is purchasing the Shares as principal.

d. He, she or it is either:

i. an Accredited Investor (as such term is defined under NI 45-106 or the Securities Act (British Columbia)), and has initialed the appropriate category in Section 1 of Schedule “A” as the case may be;

ii. an executive officer, employee, founder, control person or director of the Company, or a spouse, parent, grandparent, brother, sister, child, close business associate or close personal friend of any executive officer, director, founder or control person, and has initialed the appropriate category in Section 2 of Schedule "A" as the case may be; or

iii. not a resident of Canada.

e. The Subscriber is purchasing Shares pursuant to exemptions under applicable securities laws, is restricted from using most of the civil rights available under such laws, may not receive information that would otherwise be available and acknowledges that the Company is relieved from certain obligations under applicable securities legislation. The Subscriber has not received and will not be receiving an offering memorandum in connection with this Subscription.

f. The Subscriber acknowledges that the Company is not a reporting issuer in any jurisdiction of Canada.

g. The Subscriber, as an individual, corporation or partnership (wherein each partner so represents and declares) it is recognized and acknowledged that:

i. none of the Units, the Shares or the Warrant Shares have not been qualified under Applicable Laws for distribution to the public and that the issuance of the Shares, pursuant to such subscription, is to be by way of a private placement;

ii. the Units are being purchased for investment purposes only and not with a view to resale or distribution;

iii. the Units, the Shares or the Warrant Shares will be distributed under a special exemption from the registration and prospectus requirements of the Applicable Laws and that the undersigned is not acquiring the Units as a result of any information about the material affairs of the Company that is not generally known to the public, save knowledge of this particular transaction; and

iv. the Company is presently not listed on any stock exchange and that no representation has been made to the Subscriber that the Shares will be listed on any stock exchange.

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h. The Subscriber further acknowledges that:

i. no securities commission or similar regulatory authority has reviewed or passed on the merits of the Shares;

ii. there is no government or other insurance covering the Shares;

iii. there are risks associated with the purchase of the Shares;

iv. there are restrictions on the undersigned's ability to resell the Shares or the Warrant Shares and it is the responsibility of the Subscriber to find out what those restrictions are and to comply with them before selling the Shares and the Warrant Shares; and

v. the Company has advised the Subscriber that the Company is relying on an exemption from the requirements to provide the Subscriber with a prospectus or offering memorandum and to sell securities through a person registered to sell securities under the Applicable Laws and, as a consequence of acquiring Shares pursuant to this exemption, certain protections, rights and remedies provided by the Applicable Laws, including statutory rights of rescission or damages, will not be available to the Subscriber.

i. The purchase of the Shares has not been made through or as a result of, and the distribution of the Shares has not been accompanied by, an advertisement in printed media of general and regular paid subscription, radio, or television.

j. No person has made to the Subscriber any written or oral representations:

i. that any person will resell or repurchase the Units, the Shares or the Warrant Shares;

ii. that any person will refund the purchase price of the Units, the Shares or the Warrant Shares;

iii. as to the future price or value of any of the Units, the Shares or the Warrant Shares; or

iv. that the Shares or Warrant Shares will be listed and posted for trading on a stock exchange or that an application has been made to list and post the Shares or the Warrant Shares for trading on a stock exchange.

k. The Subscriber is sophisticated and capable of assessing and evaluating the risks and merits of this investment as a result of the Subscriber's financial, investment or business experience or as a result of advice received from a registered person other than the Company or an affiliate thereof, and the Subscriber is able to bear the economic loss of its investment.

l. The Subscriber has been advised to consult its own legal and tax advisors with respect to applicable resale restrictions and tax considerations, and he or she is solely responsible for compliance with applicable resale restrictions and applicable tax legislation.

5. Subscriber Representations and Warranties

The Subscriber represents and warrants and acknowledges and agrees with (on its own behalf and, if applicable, on behalf of each beneficial purchaser for whom the Subscriber is contracting hereunder) the Company that:

a. The Subscriber has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares and it is able to bear the economic risk of loss of its entire investment

b. The Company has provided to the Subscriber the opportunity to ask questions and receive answers concerning the terms and conditions of the offering and it has had access to such information concerning the Company as it has considered necessary or appropriate in connection with its investment decision to acquire the Shares.

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c. The Subscriber has full opportunity to review copies of the filings made by the Company with the United States Securities and Exchange Commission (the “SEC”), including the Company's annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K (the "Exchange Act Filings").

d. The Company has previously issued other shares of its common stock for lesser consideration than is being paid by the Subscriber, as disclosed in the Exchange Act Filings.

e. The Subscriber is acquiring the Shares for its own account, for investment purposes only and not with a view to any resale, distribution or other disposition of the Shares in violation of the United States securities laws.

f. The Subscriber acknowledges and understands that the Company's common shares are not traded on any stock exchange in Canada. The Subscriber further acknowledges and understands that the Company's common shares are traded on the over-the counter market in the United States and are not traded on any "national securities exchange" in the United States.

g. The Subscriber has not purchased the Shares as a result of any form of general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, internet, television or other form of telecommunications, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

h. Except as set forth in the Registration Rights Agreement between the Subscriber and the Company, substantially in the Form of Exhibit B to this Agreement, he Subscriber understands the Shares have not been and will not be registered under the United States Securities Act of 1933, as amended (the "U.S. Securities Act") or the securities laws of any state of the United States and that the sale contemplated hereby is being made in reliance on an exemption from such registration requirements.

i. The Subscriber is not a "U.S. Person" as defined by Regulation S of the U.S. Securities Act and is not acquiring the Shares for the account or benefit of a U.S. Person. "U.S. person" includes but is not limited to (i) any natural person resident in the United States; (ii) any partnership or corporation organized or incorporated under the laws of the United States; (iii) any partnership or corporation organized outside the United States by a U.S. person principally for the purpose of investing in securities not registered under the U.S. Securities Act, unless it is organized or incorporated, and owned, by accredited investors who are not natural persons, estates or trusts; (iv) any estate or trust of which any executor or administrator or trustee is a U.S. person.

j. The Subscriber did not receive any offer to purchase the Shares while in the United States and was not in the United States at the time the Subscriber's buy order for the Shares was made or this Subscription Agreement was executed or delivered.

k. The Subscriber acknowledges and agrees that the Shares will be offered and sold to the Subscriber without such offers and sales being registered under the U.S. Securities Act and will be issued to the Subscriber in an offshore transaction outside of the United States in accordance with a safe harbour from the registration requirements of the U.S. Securities Act provided by Rule 903 of Regulation S of the U.S. Securities Act based on the representations and warranties of the Subscriber in this Subscription Agreement. As such, the Subscriber further acknowledges and agrees that the Shares will, upon issuance, be "restricted securities" within the meaning of the U.S. Securities Act and will be endorsed with the legends required under the Subscription Agreement.

l. The Subscriber acknowledges that the Subscriber may not be offered, resold, pledged or otherwise transferred except through an exemption from registration under the U.S. Securities Act or pursuant to an effective registration statement under the U.S. Securities Act and in accordance with all applicable state securities laws and the laws of any other jurisdiction. The Subscriber agrees to resell the Securities only in accordance with the provisions of Regulation S of the U.S. Securities Act, pursuant to registration under the U.S. Securities Act, or pursuant to an available exemption from registration pursuant to the U.S. Securities Act. The Subscriber agrees that the Company will refuse to register any transfer of the Shares not made in accordance with the provisions of Regulation S of the U.S. Securities Act, pursuant to registration under the U.S. Securities Act, pursuant to an available exemption from registration. The Subscriber agrees that the Company may require the opinion of legal counsel reasonably acceptable to the Company in the event of any offer, sale, pledge or transfer of any of the Shares by the Subscriber pursuant to an exemption from registration under the U.S. Securities Act. The Subscriber agrees not to engage in hedging transactions with regard to the Shares unless in compliance with the U.S. Securities Act.

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m. The Subscriber acknowledges that the Shares will be subject to a number of resale restrictions, including a restriction on trading. Until the restriction on trading expires, the Shares will not be legally eligible to trade unless the Subscriber complies with the requirements for an exemption from the prospectus and registration requirements under applicable securities legislation and obtains the consent of the directors of the Company for a transfer of the Shares or Warrant Shares.

6. Acknowledgement of Trading Restrictions and Legends.

The Subscriber acknowledges that it is aware of the characteristics of the Shares and of the fact that it may not be able to resell the Shares except in accordance with limited exemptions under applicable securities legislation and regulatory policy and:

a. The Subscriber understands and acknowledges that upon the issuance thereof, and until such time as the same is no longer required under the applicable requirements of the U.S. Securities Act or applicable state securities laws and regulations, the certificates representing the Shares will bear a legend in substantially the following form or such similar legend advisable by counsel to the Company to ensure compliance with applicable securities laws:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT"), AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE U.S. SECURITIES ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE U.S. SECURITIES ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE U.S. SECURITIES ACT.

b. The Subscriber acknowledges that, in the event that the Subscriber or the beneficial purchaser for whom the Subscriber is contracting hereunder is resident in any Canadian jurisdiction, in addition to the other legends that may be required, the certificates representing the Shares will bear the following legend:

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE THE DATE THAT IS FOUR MONTHS AND ONE DAY AFTER THE LATER OF (i) THE DATE OF ISSUANCE, AND (ii) THE DATE THE ISSUER BECAME A REPORTING ISSUER IN ANY PROVINCE OR TERRITORY OF CANADA.

c. The Subscriber acknowledges, in the event that the Subscriber or the beneficial purchaser for whom the Subscriber is contracting hereunder is resident in Canada, in addition to the other legends that may be required, the certificates representing the Shares will bear the following legend:

THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY IN OR FROM A JURISDICTION OF CANADA UNLESS THE CONDITIONS IN SECTION 13 OF MULTILATERAL INSTRUMENT 51-105 "ISSUERS QUOTED IN THE U.S. OVER-THE-COUNTER MARKETS" ARE MET. THESE CONDITIONS INCLUDE THE REQUIREMENT THAT THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY IN OR FROM A JURISDICTION IN CANADA UNLESS (A) THE SECURITY HOLDER TRADES THE SECURITY THROUGH AN INVESTMENT DEALER REGISTERED IN A JURISDICTION OF CANADA FROM AN ACCOUNT AT THAT DEALER IN THE NAME OF THAT SECURITY HOLDER, AND (B) THE DEALER EXECUTES THE TRADE THROUGH ANY OF THE OVER-THE-COUNTER MARKETS IN THE UNITED STATES.

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d. The Subscriber agrees to the endorsement on the certificates representing the Shares imposed by any Canadian stock exchange as a condition of listing.

7. Representations as to Financial Industry Regulatory Authority.

The Subscriber represents, certifies and declares that:

a. it is not a member of, or an associate or affiliate of a member of the Financial Industry Regulatory Authority; or

b. it is a member of, or an associate or affiliate of a member of the Financial Industry Regulatory and has attached a copy of an agreement signed by the principal of the firm with which the Subscriber is affiliated agreeing to the Subscriber's participation in this Offering.

8. Personal Information Protection and Electronic Documents Act (Canada).

The Subscriber, on its own behalf and, if applicable, on behalf of each beneficial purchaser for whom the Subscriber is contracting hereunder, acknowledges and consents to the fact that the Company is collecting personal information concerning the Subscriber (as that term is defined under applicable privacy legislation, including, without limitation, the Personal Information Protection and Electronic Documents Act (Canada) and any other applicable similar, replacement or supplemental provincial or federal legislation or laws in effect from time to time), or that of each beneficial purchaser for whom the Subscriber is contracting hereunder, for the purpose of completing this Subscription Agreement. The Subscriber, on its own behalf and, if applicable, on behalf of each beneficial purchaser for whom the Subscriber is contracting hereunder, acknowledges and consents to the Company retaining such personal information for as long as permitted or required by law or business practices. The Subscriber, on its own behalf and, if applicable, on behalf of each beneficial purchaser for whom the Subscriber is contracting hereunder, further acknowledges and consents to the fact that the Company may be required by applicable securities laws to provide regulatory authorities with any personal information provided by the Subscriber in this Subscription Agreement. The Subscriber represents and warrants that the Subscriber has the authority to provide the consents and acknowledgements set out in this paragraph on behalf of each beneficial purchaser for whom the Subscriber is contracting hereunder. In addition to the foregoing, the Subscriber agrees and acknowledges that the Company may use and disclose the Subscriber's personal information, or that of each beneficial purchaser for whom the Subscriber is contracting hereunder, as follows:

a. for internal use with respect to managing the relationships between and contractual obligations of the Company and you or any beneficial purchaser for whom you are contracting hereunder;

b. for use and disclosure for income tax related purposes, including without limitation, where required by law, disclosure to Canada Revenue Agency;

c. disclosure to stock exchanges, securities regulatory authorities and other regulatory bodies with jurisdiction with respect to listing applications, prospectus filings, reports of trade and similar regulatory filings;

d. disclosure to a governmental or other authority to which the disclosure is required by court order or subpoena compelling such disclosure and where there is no reasonable alternative to such disclosure;

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e. disclosure to professional advisers of the Company in connection with the performance of their professional services;

f. disclosure to any person where such disclosure is necessary for legitimate business reasons and is made with your prior written consent;

g. by including it in closing books relating to the offering contemplated hereby;

h. disclosure to a court determining the rights of the parties under this Agreement; or

i. for use and disclosure as otherwise required or permitted by law.

9. Information Collected by the British Columbia Securities Commission.

a. The Subscriber acknowledges that the securities regulatory authorities (including the British Columbia Securities Commission) collect personal information in forms submitted to it by the Corporation, including information about the Subscriber, the Subscriber's address and contact information, and the Subscriber's subscription. The Subscriber acknowledges that the British Columbia Securities Commission are entitled to collect the information under authority granted to them under securities legislation for the purpose of administration and enforcement of the applicable securities legislation. Each Subscriber hereby authorizes the indirect collection and disclosure of such information by the applicable securities regulatory authorities, including the British Columbia Securities Commission. In the event the Subscriber has any questions with respect to the indirect collection of such information by the foregoing Security Commissions, the Subscriber should contact the:

British Columbia Securities Commission, at (604) 899-6500 or 1-800-373-6393 (Toll free across Canada) or by facsimile at (604) 899-6581 or in person or writing at P.O. Box 10142, Pacific Centre, 701 West Georgia Street, Vancouver, British Columbia V7Y 1L2;

b. The Applicable Laws and similar legislation in other jurisdictions will apply to the resale or other trade by the undersigned of all or any of the Shares and may require that the undersigned file with the securities regulatory authorities, within a specified period of time, the prescribed form describing the resale or other trade and may further provide that the undersigned is able to effect the resale or other trade only if:

i. a further exemption from the registration and prospectus requirements is applicable to resale or other trade, or

ii. the Company is at the time of the resale or trade, a reporting company and the Shares have been held for a period of time, if any, required by the applicable legislation.

10. Subscriber’s Conditions of Closing.

The Subscriber’s obligation to purchase the Units is subject to the satisfaction or waiver, on or before the Closing Date, of the conditions contained in this Section10.

a. Representations, Acknowledgements, Warranties and Covenants. The representations, warranties and covenants of the Company set forth this Agreement shall be true in all material respects on and as of the Closing Date.

b. Closing Deliveries. The conditions in Section 3 shall have been satisfied or waived in writing by the Subscriber.

c. No Adverse Action or Decision. There shall be no action, suit, investigation or proceeding pending, or to the Company’s knowledge, threatened, against or affecting the Company or any of its properties or rights, or any of its affiliates, associates, officers or directors, before any court, arbitrator, or administrative or governmental body that (i) seeks to restrain, enjoin, prevent the consummation of or otherwise adversely affect the transactions contemplated by this Agreement, or (ii) questions the validity or legality of any such transaction or seeks to recover damages or to obtain other relief in connection with any such transaction.

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11. Company’s Conditions of Closing.

The Company’s obligation to sell the Units is subject to the satisfaction or waiver, on or before the Closing Date, of the conditions contained in this Section 11.

a. Representations, Acknowledgements, Warranties and Covenants. The representations, warranties and covenants of the Subscriber set forth in this Agreement shall be true in all material respects on and as of the Closing Date.

b. Closing Deliveries. The conditions in Section 3 hereof shall have been satisfied or waived in writing by the Company.

c. Subscriber’s Covenants. All covenants, agreements and conditions contained in this Agreement to be performed by the Subscriber on or prior to the date of such Closing shall have been performed, complied with in all material respects, or waived in writing by the Company.

d. No Adverse Action or Decision. There shall be no action, suit, investigation or proceeding pending, or to the Company’s knowledge, threatened, against or affecting the Company or any of its properties or rights, or any of its affiliates, associates, officers or directors, before any court, arbitrator, or administrative or governmental body that (i) seeks to restrain, enjoin, prevent the consummation of or otherwise adversely affect the transactions contemplated by this Agreement, or (ii) questions the validity or legality of any such transaction or seeks to recover damages or to obtain other relief in connection with any such transaction.

12. Miscellaneous.

a. Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be: (i) personally served; (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid; (iii) delivered by reputable air courier service with charges prepaid; or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile or email, at the address, email address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be: (i) if to the Company, to: SolarWindow Technologies, Inc. 10632 Little Patuxent Parkway, Suite 406, Columbia, MD 21044 Attention: Mr. John Conklin, President & CEO; and (ii) if to the Subscriber, to: the address, email address and/or fax number indicated on the signature page hereto.

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b. Entire Agreement; Assignment. This Agreement and other Transaction Documents delivered in connection herewith represent the entire agreement between the parties hereto with respect to the subject matter hereof. Neither the Company nor the Subscribers has relied on any representations not contained or referred to in this Agreement and the documents delivered herewith. No right or obligation of the Company shall be assigned without prior notice to and the written consent of the Subscriber. The Subscriber may not assign this Agreement without the prior written consent of the Company.

c. Indemnification. The Subscriber agrees to indemnify and hold harmless the Company, and its officers, directors, employees, agents, control Persons and affiliates from and against all losses, liabilities, claims, damages, costs, fees and expenses whatsoever (including, but not limited to, any and all expenses incurred in investigating, preparing or defending against any litigation commenced or threatened) based upon or arising out of (i) any sale or distribution of the Units by the Subscriber in violation of the Securities Act or any applicable state securities or “Blue Sky” laws or (ii) any actual or alleged false acknowledgment, representation or warranty, or misrepresentation or omission to state a material fact, or breach by the Subscriber of any covenant or agreement made by the Subscriber herein, in any Transaction Document, or in any other document delivered in connection with this Agreement or any Transaction Document.

d. Counterparts/Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile or email transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile or email signature page were an original thereof.

e. Calendar Days. All references to “days” in the Transaction Documents shall mean calendar days unless otherwise stated. The terms “business days” and “trading days” shall mean days that the New York Stock Exchange is open for trading for three or more hours. Time periods shall be determined as if the relevant action, calculation or time period were occurring in New York City. Any deadline that falls on a non-business day in any of the Transaction Documents shall be automatically extended to the next business day and interest, if any, shall be calculated and payable through such extended period.

f. Captions; Certain Definitions. The captions of the various sections and paragraphs of this Agreement have been inserted only for the purposes of convenience; such captions are not a part of this Agreement and shall not be deemed in any manner to modify, explain, enlarge or restrict any of the provisions of this Agreement. As used in this Agreement the term “Person” shall mean and include an individual, a company, a joint venture, a corporation, a limited liability company, a trust, an unincorporated organization and a government or any department or agency thereof. All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the Person or Persons referred to may require.

g. Severability. In the event that any term or provision of this Agreement shall be finally determined to be superseded, invalid, illegal or otherwise unenforceable pursuant to applicable law by an authority having jurisdiction and venue, that determination shall not impair or otherwise affect the validity, legality or enforceability: (i) by or before that authority of the remaining terms and provisions of this Agreement, which shall be enforced as if the unenforceable term or provision were deleted, or (ii) by or before any other authority of any of the terms and provisions of this Agreement.

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h. Successor Laws. References in the Transaction Documents to laws, rules, regulations and forms shall also include successors to and functionally equivalent replacements of such laws, rules, regulations and forms.

i. Irrevocability; Binding Effect. The Subscriber hereby acknowledges and agrees that the subscription hereunder is irrevocable by the Subscriber, except as required by applicable law, and that this Agreement shall survive the death or disability of the Subscriber and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and permitted assigns. If the Subscriber is more than one Person, the obligations of the Subscriber hereunder shall be joint and several and the agreements, representations, warranties and acknowledgments herein shall be deemed to be made by and be binding upon each such Person and such Person’s heirs, executors, administrators, successors, legal representatives and permitted assigns.

j. Modification. Except as otherwise expressly provided herein, any term of this Agreement may be amended and observance of any term of this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely) with the written consent of the Company and the Subscriber.

k. Fees. Unless otherwise specifically provided, each of the parties hereto shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Agreement and the transactions contemplated hereby, whether or not the transactions contemplated hereby are consummated.

l. Survival of Representations. All representations, warranties and agreements contained herein or made in writing by or on behalf of any party to this Agreement in connection herewith shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

m. Binding Obligation. Upon the execution and delivery of this Agreement by the Subscriber, this Agreement shall become a binding obligation of the Subscriber with respect to the purchase of the Subscribed for Units as herein provided, subject, however to the right reserved by the Company to enter into the same agreement with or other subscribers and to unilaterally reject any subscriber.

n. Further Assurances. The parties hereto agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

o. No Third Party Rights. Nothing in this Agreement shall create or be deemed to create any rights in any Person or entity not a party to this Agreement.

p. Reference and Effective Date. The reference and effective date of this Agreement shall be the Closing Date, regardless of the date on which it is signed by the Subscriber.

q. Subscriber Questionnaire and Certification. Subscribers who are residents of British Columbia Canada must complete, sign and deliver Schedule A hereto.

[COMPANY’S SIGNATURE PAGE FOLLOWS]

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SOLARWINDOW TECHNOLOGIES, INC.

IN WITNESS WHEREOF, the Company has duly executed this Subscription Agreement.

SOLARWINDOW TECHNOLOGIES, INC.

Dated: September 29, 2017	By:
	Name:	John Conklin
	Title:	President & CEO

[SUBSCRIBER SIGNATURE PAGES FOLLOW]

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SOLARWINDOW TECHNOLOGIES, INC.

[SIGNATURE PAGE FOR SUBSCRIBERS WHO ARE NATURAL PERSONS]

IN WITNESS WHEREOF, the Subscriber has duly completed and executed this Subscription Agreement and elects to purchase for the number of Units set forth below.

Number of Units to be purchased:_______________

Aggregate Subscription Price: $

Date: September [●], 2017

_________________________________	Subscriber:
Signature of Subscriber	Social Security Number:	_____________________

	Telephone Number:	_____________________

Print Name of Subscriber	Facsimile Number:	_____________________
________________________________
	Email Address:	_____________________

Signature of Additional Subscriber (if Joint Tenants or Tenants in Common)	Additional Subscriber: (if applicable)

________________________________	Social Security Number:	_____________________

	Telephone Number:	_____________________
Print Name of Additional Subscriber
	Facsimile Number:	_____________________
Addresses for Subscriber: _______________________________________ (Street Address) _______________________________________ (City, Province, Postal Code))
	Email Address:	_____________________

Addresses for Additional Subscriber: _______________________________________ (Street Address) _______________________________________ (City, Province, Postal Code)

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SOLARWINDOW TECHNOLOGIES, INC.

[SIGNATURE PAGE FOR ALL OTHER SUBSCRIBERS]

IN WITNESS WHEREOF, the Subscriber has duly completed and executed this Subscription Agreement and elects to purchase for the number of Units set forth below.

Number of Units to be purchased: ________________

Aggregate Subscription Price: $____________________________

Date: September 14, 2017

_______________________________________	Subscriber:
Name of Subscriber	EIN or other applicable Tax ID Number:	_____________________

	Telephone Number:	_____________________
_______________________________________
Signature of Authorized Signatory
	Facsimile Number:	_____________________

_______________________________________
Print Name of Authorized Signatory	Email Address:	_____________________

_______________________________________
Title of Authorized Signatory	Telephone Number:	_____________________

	Facsimile Number:	_____________________
_______________________________________
Jurisdiction Where Formed
	Email Address:	_____________________

Address of Executive Offices:
_______________________________________
_______________________________________
_______________________________________
_______________________________________
City, Province, Postal Code)

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EXHIBIT A

FORM OF SERIES S STOCK PURCHASE WARRANT

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NEITHER THIS SECURITY NOR ANY SECURITIES WHICH MAY BE ISSUED UPON EXERCISE OF THIS SECURITY HAVE BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY U.S. STATE OR OTHER JURISDICTION OR ANY EXCHANGE OR SELF-REGULATORY ORGANIZATION, IN RELIANCE UPON EXEMPTIONS FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND SUCH OTHER LAWS AND REQUIREMENTS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR LISTING OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, SUCH REGISTRATION AND/OR LISTING REQUIREMENTS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH WILL BE REASONABLY ACCEPTABLE TO THE COMPANY.

SOLARWINDOW TECHNOLOGIES, INC.

SERIES S STOCK PURCHASE WARRANT

No. S-0001	September [●], 2017

SolarWindow Technologies, Inc., a Nevada corporation (the “Company”), hereby certifies that [●], its permissible transferees, designees, successors and assigns (collectively, the “Holder”), for value received, is entitled to purchase from the Company at any time and from time to time commencing on the date first appearing above (the “Issuance Date”), up to and through 12:01a.m. (EST) on the date five (5) years from the Issuance Date (the “Termination Date”) up to [●] shares (each, a “Share" and collectively the “Shares”) of the Company's common stock, par value $0.001 (the “Common Stock”), at an exercise price per Share of $3.42 (the “Exercise Price”). The number of Shares purchasable hereunder and the Exercise Price are subject to adjustment as provided in Section 4 hereof.

1. Method of Exercise; Payment.

(a) Exercise. The purchase rights represented by this Warrant may be exercised, either for cash or on a cashless basis, by the Holder, in whole or in part, at any time, or from time to time, by the surrender of this Warrant (with the notice of exercise form (the “Notice of Exercise”) attached hereto as Exhibit A duly executed) at the principal office of the Company, and by payment to the Company of an amount equal to the Exercise Price multiplied by the number of the Shares being purchased, which amount may be paid, at the election of the Holder, by wire transfer or certified check payable to the order of the Company. The person or persons in whose name(s) any certificate(s) representing Shares shall be issuable upon exercise of this Warrant shall be deemed to have become the holder(s) of record of, and shall be treated for all purposes as the record holder(s) of, the Shares represented thereby (and such Shares shall be deemed to have been issued) immediately prior to the close of business on the date or dates upon which this Warrant is exercised.

In the event Holder wishes to exercise this Warrant by means of a “cashless exercise” in which Holder shall be entitled to receive a certificate for the number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A) equals the closing price of the Company's Common Stock, as reported (in order of priority) on the trading market on which the Company's Common Stock is then listed or quoted for trading on the trading date preceding the date of the election to exercise; or, if the Company's Common Stock is not then listed or traded on a trading market, then the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Recipient and the Company;

(B) equals the Exercise Price of the Warrant, as adjusted from time to time in accordance herewith; and

(X) equals the number of Warrant Shares Holder wishes to exercise in accordance with the terms of this Warrant by means of a cashless exercise.

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(b) Stock Certificates. In the event of any exercise of the rights represented by this Warrant, as promptly as practicable after this Warrant is surrendered and delivered to the Company along with all other appropriate documentation on or after the date of exercise and in any event within ten (10) days thereafter, the Company at its expense shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of Shares issuable upon such exercise. In the event this Warrant is exercised in part, the Company at its expense will execute and deliver a new Warrant of like tenor exercisable for the number of Shares for which this Warrant may then be exercised. In lieu of the foregoing the Shares issuable upon exercise of this Warrant may be issued in book entry form on the Company’s Stock Registry as maintained by its stock transfer agent.

(c) Taxes. The issuance of the Shares upon the exercise of this Warrant, and the delivery of certificates or other instruments representing such Shares, shall be made without charge to the Holder for any tax or other charge in respect of such issuance.

2. Warrant.

(a) Transfer and Replacement. Subject to compliance with applicable securities laws, this Warrant and all rights hereunder (including, without limitation, any registration rights) are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto as Exhibit B duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. A Warrant, if properly assigned, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued. The Holder consents that the Company may, if it desires, permit the transfer of this Warrant out of the Holder's name only when the Holder's request for transfer is accompanied by an opinion of counsel reasonably satisfactory to the Company that neither the sale nor the proposed transfer results in a violation of the Securities Act of 1933, as amended (the “Securities Act”), or any applicable state "blue sky" laws. At any time prior to the exercise hereof, this Warrant may be exchanged upon presentation and surrender to the Company, alone or with other warrants of like tenor of different denominations registered in the name of the same Holder, for another warrant or warrants of like tenor in the name of such Holder exercisable for the aggregate number of Shares as the warrant or warrants surrendered.

(b) Replacement of Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft, or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company, at its expense, will execute and deliver in lieu thereof, a new Warrant of like tenor.

(c) Cancellation; Payment of Expenses. Upon the surrender of this Warrant in connection with any transfer, exchange or replacement as provided in this Section 3, this Warrant shall be promptly canceled by the Company. The Holder shall pay all taxes and all other expenses (including legal expenses, if any, incurred by the Holder or transferees) and charges payable in connection with the preparation, execution and delivery of Warrants pursuant to this Section 3.

(d) Warrant Register. The Company shall maintain, at its principal executive offices (or at the offices of the transfer agent for the Warrant or such other office or agency of the Company as it may designate by notice to the holder hereof), a register for this Warrant (the “Warrant Register”), in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each transferee and each prior owner of this Warrant.

3. Rights and Obligations of Holders of this Warrant.

The Holder of this Warrant shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or in equity; provided, however, that in the event any certificate representing shares of Common Stock or other securities is issued to the holder hereof upon exercise of this Warrant, such holder shall, for all purposes, be deemed to have become the holder of record of such Common Stock on the date on which this Warrant, together with a duly executed Notice of Exercise, was surrendered and payment of the aggregate Exercise Price was made, irrespective of the date of delivery of such Common Stock certificate.

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4. Adjustments.

During the Exercise Period, the Exercise Price and the number of Warrant Shares shall be subject to adjustment from time to time as provided in this Section 4.

(a) Subdivision or Combination of Common Stock. If the Company at any time subdivides (by any stock split, stock dividend, recapitalization, reorganization, reclassification or otherwise) the shares of Common Stock acquirable hereunder into a greater number of shares, then, after the date of record for effecting such subdivision, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced. If the Company at any time combines (by reverse stock split, recapitalization, reorganization, reclassification or otherwise) the shares of Common Stock acquirable hereunder into a smaller number of shares, then, after the date of record for effecting such combination, the Exercise Price in effect immediately prior to such combination will be proportionately increased.

(b) Adjustment in Number of Shares. Upon each adjustment of the Exercise Price pursuant to the provisions of this Section 4, the number of shares of Common Stock issuable upon exercise of this Warrant shall be adjusted by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock issuable upon exercise of this Warrant immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

(c) Consolidation, Merger or Sale. In case of any consolidation of the Company with, or merger of the Company into any other corporation, or in case of any sale or conveyance of all or substantially all of the assets of the Company other than in connection with a plan of complete liquidation of the Company, then as a condition of such consolidation, merger or sale or conveyance, adequate provision will be made whereby the holder of this Warrant will have the right to acquire and receive upon exercise of this Warrant in lieu of the shares of Common Stock immediately theretofore acquirable upon the exercise of this Warrant, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore acquirable and receivable upon exercise of this Warrant had such consolidation, merger or sale or conveyance not taken place. In any such case, the Company will make appropriate provision to insure that the provisions of this Section 5 hereof will thereafter be applicable as nearly as may be in relation to any shares of stock or securities thereafter deliverable upon the exercise of this Warrant. The Company will not effect any consolidation, merger or sale or conveyance unless prior to the consummation thereof, the successor corporation (if other than the Company) assumes by written instrument the obligations under this Section 4 and the obligations to deliver to the holder of this Warrant such shares of stock, securities or assets as, in accordance with the foregoing provisions, the holder may be entitled to acquire.

(d) Distribution of Assets. In case the Company shall declare or make any distribution of its assets (including cash) to holders of Common Stock as a partial liquidating dividend, by way of return of capital or otherwise, then, after the date of record for determining shareholders entitled to such distribution, but prior to the date of distribution, the holder of this Warrant shall be entitled upon exercise of this Warrant for the purchase of any or all of the shares of Common Stock subject hereto, to receive the amount of such assets which would have been payable to the holder had such holder been the holder of such shares of Common Stock on the record date for the determination of shareholders entitled to such distribution.

(e) Notice of Adjustment. Upon the occurrence of any event which requires any adjustment of the Exercise Price, then, and in each such case, the Company shall give notice thereof to the holder of this Warrant, which notice shall state the Exercise Price resulting from such adjustment and the increase or decrease in the number of Warrant Shares purchasable at such price upon exercise, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Such calculation shall be certified by the Chief Financial Officer of the Company.

(f) Minimum Adjustment of Exercise Price. No adjustment of the Exercise Price shall be made in an amount of less than 1% of the Exercise Price in effect at the time such adjustment is otherwise required to be made, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which, together with any adjustments so carried forward, shall amount to not less than 1% of such Exercise Price.

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(g) No Fractional Shares. No fractional shares of Common Stock are to be issued upon the exercise of this Warrant, but the Company shall round up the number of shares to the issued.

(h) Other Notices. In case at any time:

(I) the Company shall declare any dividend upon the Common Stock payable in shares of stock of any class or make any other distribution (including dividends or distributions payable in cash out of retained earnings) to the holders of the Common Stock;

(ii) the Company shall offer for subscription pro rata to the holders of the Common Stock any additional shares of stock of any class or other rights;

(iii) there shall be any capital reorganization of the Company, or reclassification of the Common Stock, or consolidation or merger of the Company with or into, or sale of all or substantially all its assets to, another corporation or entity; or

(iv) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in each such case, the Company shall give to the holder of this Warrant (a) notice of the date on which the books of the Company shall close or a record shall be taken for determining the holders of Common Stock entitled to receive any such dividend, distribution, or subscription rights or for determining the holders of Common Stock entitled to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up and (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, notice of the date (or, if not then known, a reasonable approximation thereof by the Company) when the same shall take place. Such notice shall also specify the date on which the holders of Common Stock shall be entitled to receive such dividend, distribution, or subscription rights or to exchange their Common Stock for stock or other securities or property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding-up, as the case may be. Such notice shall be given at least 30 days prior to the record date or the date on which the Company's books are closed in respect thereto. Failure to give any such notice or any defect therein shall not affect the validity of the proceedings referred to in clauses (i), (ii), (iii) and (iv) above.

(i) Certain Events. If any event occurs of the type contemplated by the adjustment provisions of this Section 4 but not expressly provided for by such provisions, the Company will give notice of such event as provided in Section 9 hereof, and the Company's Board of Directors will make an appropriate adjustment in the Exercise Price and the number of shares of Common Stock acquirable upon exercise of this Warrant so that the rights of the holder shall be neither enhanced nor diminished by such event.

5. Legends.

Prior to issuance of the shares of Common Stock underlying this Warrant, all such certificates representing such shares shall bear a restrictive legend to the effect that the Shares represented by such certificate have not been registered under the Securities Act, and that the Shares may not be sold or transferred in the absence of such registration or an exemption therefrom, such legend to be substantially in the form of the bold-face language appearing at the top of Page 1 of this Warrant.

6. Disposition of Warrants or Shares.

The Holder of this Warrant, each transferee hereof and any holder and transferee of any Shares, by his or its acceptance thereof, agrees that no public distribution of Warrants or Shares will be made in violation of the provisions of the Securities Act. Furthermore, it shall be a condition to the transfer of this Warrant that any transferee thereof deliver to the Company his or its written agreement to accept and be bound by all of the terms and conditions contained in this Warrant.

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7. Merger or Consolidation.

The Company will not merge or consolidate with or into any other corporation, or sell or otherwise transfer its property, assets and business substantially as an entirety to another corporation, unless the corporation resulting from such merger or consolidation (if not the Company), or such transferee corporation, as the case may be, shall expressly assume, by supplemental agreement reasonably satisfactory in form and substance to the Holder, the due and punctual performance and observance of each and every covenant and condition of this Warrant to be performed and observed by the Company.

8. Notices.

Except as otherwise specified herein to the contrary, all notices, requests, demands and other communications required or desired to be given hereunder shall only be effective if given in writing by certified or registered U.S. mail with return receipt requested and postage prepaid; by private overnight delivery service (e.g. Federal Express); by facsimile transmission (if no original documents or instruments must accompany the notice); or by personal delivery. Any such notice shall be deemed to have been given (a) on the business day immediately following the mailing thereof, if mailed by certified or registered U.S. mail as specified above; (b) on the business day immediately following deposit with a private overnight delivery service if sent by said service; (c) upon receipt of confirmation of transmission if sent by facsimile transmission; or (d) upon personal delivery of the notice. All such notices shall be sent to the following addresses (or to such other address or addresses as a party may have advised the other in the manner provided in this Section 9):

If to the Company:

SolarWindow Technologies, Inc.

10632 Little Patuxent Parkway

Suite 406

Columbia, Maryland 21044

President and Chief Executive Officer

If to the Holder:

[●]

Notwithstanding the time of effectiveness of notices set forth in this Section 8, a Notice of Exercise shall not be deemed effectively given until it has been duly completed and submitted to the Company together with this original Warrant and payment of the Exercise Price in a manner set forth in this Section 8.

9. Governing Law.

This Agreement shall be governed by and construed solely and exclusively in accordance with and pursuant to the internal laws of the State of New York without regard to the conflicts of laws principles thereof. The parties hereto hereby expressly and irrevocably agree that any suit or proceeding arising directly and/or indirectly pursuant to or under this Agreement shall be brought solely in a federal or state court located in the City of New York. By its execution hereof, the parties hereby covenant and irrevocably submit to the in personam jurisdiction of the federal and state courts located in the City of New York, New York and agree that any process in any such action may be served upon any of them personally, or by certified mail or registered mail upon them or their agent, return receipt requested, with the same full force and effect as if personally served upon them in New York. The parties hereto expressly and irrevocably waive any claim that any such jurisdiction is not a convenient forum for any such suit or proceeding and any defense or lack of in personam jurisdiction with respect thereto. In the event of any such action or proceeding, the party prevailing therein shall be entitled to payment from the other party hereto of all of its reasonable counsel fees and disbursements.

10. Successors and Assigns.

This Warrant shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

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11. Headings.

The headings of various sections of this Warrant have been inserted for reference only and shall not affect the meaning or construction of any of the provisions hereof.

12. Severability.

If any provision of this Warrant is held to be unenforceable under applicable law, such provision shall be excluded from this Warrant, and the balance hereof shall be interpreted as if such provision were so excluded.

13. Modification and Waiver.

This Warrant and any provision hereof may be amended, waived, discharged or terminated only by an instrument in writing signed by the Company and the Holder.

14. Specific Enforcement.

The Company and the Holder acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Warrant were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Warrant and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which either of them may be entitled by law or equity.

15. Assignment.

This Warrant may be transferred or assigned, in whole or in part, at any time and from time to time by the then Holder by submitting this Warrant to the Company together with a duly executed Assignment in substantially the form and substance of the Form of Assignment which accompanies this Warrant as Exhibit B hereto, and, upon the Company's receipt thereof, and in any event, within five (5) business days thereafter, the Company shall issue a Warrant to the Holder to evidence that portion of this Warrant, if any as shall not have been so transferred or assigned.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by one of its officers thereunto duly authorized.

SOLARWINDOW TECHNOLOGIES, INC.

By:
Name:
Title:	President and Chief Executive Officer

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EXHIBIT A

NOTICE OF EXERCISE

TO:	SolarWindow Technologies, Inc. 10632 Little Patuxent Parkway Suite 406 Columbia, Maryland 21044

1. The undersigned hereby elects to purchase Warrant Shares of SolarWindow Technologies, Inc. pursuant to the terms of the attached Series S Stock Purchase Warrant.

2. Method of Exercise (Please initial the applicable blank):

_____________The undersigned elects to exercise the attached Series S Stock Purchase Warrant by means of a cash payment, and tenders herewith or by concurrent wire transfer payment in full for the purchase price of the shares being purchased, together with all applicable transfer taxes, if any, in the following amount:$

_____________The undersigned elects to exercise the attached Series S Stock Purchase Warrant by means of the net exercise provisions of Section 1(a) of the Series S Stock Purchase Warrant.

3. Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:

_________________________________________

(Name)

_________________________________________

_________________________________________

(Address)

Name:
Title:

Date: ______________________________

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EXHIBIT B

FORM OF REGISTRATION RIGHTS AGREEMENT

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REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of September , between SolarWindow Technologies, Inc., a corporation organized under the laws of the State of Nevada (the “Company”), and the investor whose name is set forth on the signature pages affixed hereto (each, an “Investor” and collectively, the “Investors"). Company and Investor may hereinafter be referred to individually as a "Party" and collectively as, the “Parties.”

RECITALS

WHEREAS, Company and Investors entered into a Subscription Agreement, dated for reference as of September 11, 2017 (the “Subscription Agreement"), pursuant to which Investors agreed to purchase equity securities (the “Units”) of the Company as part of a private placement offering (the "Offering") in the maximum aggregate amount of up to $3,732,000; and

WHEREAS, the execution and delivery of this Agreement is a condition precedent to the purchase and sale of the Units.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. Definitions. All capitalized but undefined terms used herein shall have the meaning set forth in the Subscription Agreement. As used in this Agreement, the following terms shall have the following meaning:

“Business Days” means any day other than a Saturday, Sunday, or a legal holiday of the City of New York.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, par value $0.001.

“Delinquency Period” shall mean each thirty (30) day period after which a Registration Statement is to be filed pursuant to this Agreement, or such shorter period if Company files a Registration Statement or causes a Registration Statement to be declared effective prior to the thirtieth (30th) day.

“Effectiveness Period” shall have the meaning set forth in Section 2(a)(1).

“FINRA” means the Financial Industry Regulatory Authority,

“Follow-On Registration Statement" shall have the meaning set forth in Section 2(a)(3).

“Indemnified Party” shall have the meaning set forth in Section 6(c).

“Indemnifying Party” shall have the meaning set forth in Section 6(c).

“Initial Filing Date” means the date on which the Company shall be required to file the Initial Registration Statement, which date shall be no later no later than 90 days following the Closing.

“Initial Registration Statement” means the Registration Statement filed in connection with the Registrable Securities.

“Losses” shall have the meaning set forth in Section 6(a).

“Offering Shares” means the shares of Common Stock issuable as part of the Units.

“Penalty Shares” shall mean all shares of Common Stock issued to Investor pursuant to Section 4.

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“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an informal investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated by the Commission pursuant to the Securities Act of 1933, as amended (the "Securities Act")), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Registrable Securities” means, (a) the Offering Shares; (b) the Warrant Shares; (c) the Penalty Shares, if applicable; and (d) any securities issued or then issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing; provided, however, that any such Registrable Securities shall cease to be Registrable Securities (and the Company shall not be required to maintain the effectiveness of any, or file another, Registration Statement hereunder with respect thereto) for so long as (a) a Registration Statement with respect to the sale of such Registrable Securities is declared effective by the Commission under the Securities Act and such Registrable Securities have been disposed of by Investor in accordance with such effective Registration Statement; (b) such Registrable Securities have been previously sold in accordance with Rule 144; (c) such securities become eligible for resale without volume or manner-of-sale restrictions and without current public information pursuant to Rule 144 as set forth in a written opinion letter to such effect, addressed, delivered and acceptable to the Transfer Agent and Investor as reasonably determined by the Company, upon the advice of counsel to the Company; (d) such securities have otherwise been disposed of by Investor pursuant to an exemption from the registration requirements of the Securities Act.

“Registration Statement” means any registration statement required to be filed hereunder pursuant to Section 2, including (in each case) the Prospectus, amendments and supplements to any such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in any such registration statement.

“SEC Guidance" means (i) any publicly-available written or oral guidance of the Commission staff, or any comments, requirements or requests of the Commission staff; and (ii) the Securities Act.

“Transfer Agent” means Worldwide Stock Transfer, LLC, or such other transfer agent as the Company may then engage for the purposes of providing transfer agent services.

“Warrants” means, collectively, the Series S Stock Purchase Warrants.

“Warrant Shares” means all shares of Common Stock issuable upon exercise of the Warrants and any securities issued or then issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing.

“Warrant Shares” means, collectively, the shares of Common Stock issuable upon exercise of the Warrants, whether paid for in cash or by means of "cashless exercise" as provided in the Warrants.

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2. Registration Statements.

(a) Initial Registration Statement.

(1) Filing of the Initial Registration Statement. The Company shall prepare and file with the Commission the Initial Registration Statement covering the resale of the Registrable Securities, or such maximum portion thereof as permitted by SEC Guidance, on or prior to the Initial Filing Date. The Initial Registration Statement filed hereunder shall be on Form S-1, or on such other appropriate form as determined by the Company and its counsel. Subject to the terms of this Agreement, the Company shall use its best efforts to cause the Initial Registration Statement filed hereunder to be declared effective under the Securities Act as promptly as possible after the filing thereof and shall use its best efforts to keep such Registration Statement continuously effective under the Securities Act until all Registrable Securities covered by such Registration Statement (i) have been sold, thereunder or pursuant to Rule 144, or (ii) (A) may be sold without volume or manner-of-sale restrictions pursuant to Rule 144 and (B) may be sold without the requirement for the Company to be in compliance with the current public information requirement under Rule 144, as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Transfer Agent and the Investor (the "Effectiveness Period"). The Company shall promptly notify Investor via facsimile or by e-mail of the effectiveness of a Registration Statement upon confirming such effectiveness with the Commission.

(2) Cutbacks. Notwithstanding any other provision of this Agreement, if any SEC Guidance sets forth a limitation on the number of Registrable Securities permitted to be registered in the Initial Registration Statement, the number of Registrable Securities to be registered in the Initial Registration Statement on behalf of an Investor will be reduced as set forth in the SEC Guidance. In the event of a cutback hereunder, the Company shall give an Investor written notice of such.

(3) Follow-On Registration Statement. If any SEC Guidance sets forth a limitation on the number of Registrable Securities which may be registered pursuant the Initial Registration Statement, within ninety (90) days of the effectiveness of the Initial Registration Statement, the Company shall prepare and file a Follow-On Registration Statement (each a "Follow-On Registration Statement") covering the resale of all of the Registrable Securities not covered by the Initial Registration Statement, or such maximum portion as permitted by the SEC Guidance. Subject to the terms of this Agreement, the Company shall use its best efforts to cause the Follow-On Registration Statement filed hereunder to be declared effective under the Securities Act as promptly as possible after the filing thereof and shall use its best efforts to keep such Follow-On Registration Statement continuously effective during the Effectiveness Period. If any SEC Guidance sets forth a limitation on the number of Registrable Securities which may be registered pursuant to a Follow-On Registration Statement, within sixty (60) days of the effectiveness of the Follow-On Registration Statement, the Company shall prepare and file an additional Follow-On Registration Statement covering the resale of all of the remaining Registrable Securities not covered by the Follow-On Registration Statement, or such maximum portion as permitted by the SEC Guidance, until all of the Registrable Securities have been registered for resale. Subject to the terms of this Agreement, the Company shall use its best efforts to cause the Follow-On Registration Statement filed hereunder to be declared effective under the Securities Act as promptly as possible after the filing thereof and shall use its best efforts to keep such Follow-On Registration Statement continuously effective during the Effectiveness Period.

3. Registration Procedures.

In connection with the Company's registration obligations hereunder, the Company shall:

(a) (i) Prepare and file with the Commission such amendments, including post-effective amendments, to a Registration Statement and the Prospectus used in connection therewith as may be necessary to keep a Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement (subject to the terms of this Agreement), and, as so supplemented or amended, to be filed pursuant to the Securities Act; (iii) respond as promptly as reasonably possible to any comments received from the Commission with respect to a Registration Statement or any amendment thereto and provide as promptly as reasonably possible to Investor true and complete copies of all correspondence from and to the Commission relating to a Registration Statement (provided that, the Company may excise any information contained therein which would constitute material non-public information as to Investor); and (iv) comply in all material respects with the applicable provisions of the Securities Act and the Exchange Act of 1934, as amended (the "Exchange Act") with respect to the disposition of all Registrable Securities covered by a Registration Statement during the applicable period in accordance (subject to the terms of this Agreement) with the intended methods of disposition by Investor set forth in such Registration Statement as so amended or in such Prospectus as so supplemented.

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(b) If during the Effectiveness Period the Company becomes eligible to file a Registration Statement on Form S-3 under the Securities Act (“Form S-3”), the Company shall promptly convert the Initial Registration Statement and any Follow-On Registration Statement, as applicable, to a Form S-3.

(c) Notify each Investor (which notice shall, pursuant to clauses (iii) through (vi) hereof, be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made) as promptly as reasonably possible (and, in the case of (i)(A) below, not less than one (1) Business Day prior to such filing) and (if requested by any such Person) confirm such notice in writing no later than one (1) Business Day following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed, (B) when the Commission notifies the Company whether there will be a "review" of such Registration Statement and whenever the Commission comments in writing on such Registration Statement, and (C) with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus, (iii) of the issuance by the Commission or any other federal or state governmental authority of any “stop-order” suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; (v) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in a Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to a Registration Statement, Prospectus or other documents so that, in the case of a Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and (vi) of the occurrence or existence of any pending corporate development with respect to the Company that the Company believes may be material and that, in the determination of the Company, makes it not in the best interest of the Company to allow continued availability of a Registration Statement or Prospectus, provided that, any and all of such information shall remain confidential to Investor until such information otherwise becomes public, unless disclosure by Investor is required by law; provided, further, that notwithstanding Investor's agreement to keep such information confidential, Investor makes no acknowledgement that any such information is material, non-public information.

(d) Use its best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order stopping or suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

(e) Furnish to each Investor, without charge, at least one conformed copy of each such Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference to the extent requested by such Person, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission; provided, that any such item which is available on the EDGAR system (or successor thereto) need not be furnished in physical form.

(f) Subject to the terms of this Agreement, the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by Investor in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto, except after the giving of any notice pursuant to Section 3(c).

(g) The Company shall cooperate with any broker-dealer through which an Investor proposes to resell its Registrable Securities in effecting a filing with FINRA, as requested by Investor, and the Company shall pay the filing fee required by such filing within two (2) Business Days of request therefor.

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(h) Prior to any resale of Registrable Securities by an Investor, use its commercially reasonable efforts to register or qualify or cooperate with each Investor in connection with the registration or qualification (or exemption from the Registration or qualification) of such Registrable Securities for the resale by an Investor under the securities or Blue Sky laws of such jurisdictions within the United States as an Investor reasonably requests in writing, to keep each registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by each Registration Statement; provided, that, the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, subject the Company to any material tax in any such jurisdiction where it is not then so subject or file a general consent to service of process in any such jurisdiction.

(i) Upon the occurrence of any event contemplated by Section 3(c), as promptly as reasonably possible under the circumstances taking into account the Company's good faith assessment of any adverse consequences to the Company and its stockholders of the premature disclosure of such event, prepare a supplement or amendment, including a post-effective amendment, to a Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither a Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company notifies Investor in accordance with clauses (iii) through (vi) of Section 3(c) above to suspend the use of any Prospectus until the requisite changes to such Prospectus have been made, then Investor shall suspend use of such Prospectus. The Company will use its best efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable. The Company shall be entitled to exercise its right under this Section 3(i) to suspend the availability of a Registration Statement and Prospectus for a period not to exceed ninety (90) calendar days (which need not be consecutive days) in any twelve (12) month period.

(j) Comply with all applicable rules and regulations of the Commission.

(k) The Company may require each Investor to furnish to the Company a certified statement as to the number of shares of Common Stock beneficially owned by such Investor and, if required by the Commission, the natural persons thereof that have voting and dispositive control over the shares. During any periods that the Company is unable to meet its obligations hereunder with respect to the registration of the Registrable Securities solely because Investor fails to furnish such information within three (3) Business Days of the Company's request.

4. Penalty Payments.

(a) Penalty for Not Filing. Subject to Section 3(c), in the event the Company fails to file a Registration Statement in the time period prescribed in Section 2 hereof, the Company shall issue to each Investor a number of shares of Common Stock equal to five percent (5%) of the maximum number of Registrable Securities to be registered pursuant to the Registration Statement, subject to Section 2(b)(2), for every Delinquency Period in which the Company fails to file the Registration Statement as required (the "Filing Penalty").

(i) Notwithstanding anything herein to the contrary, the Filing Penalty will not cover any Warrant Shares to be included in any given Registration Statement.

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(ii) The maximum number of Penalty Shares issuable pursuant to this Section 4(a) shall not exceed 25% of the Registrable Securities to be registered pursuant to any given Registration Statement.

(b) Penalty for Not Causing Registration Statement to Go Effective. Subject to Section 3(c), in the event the Company fails to cause a Registration Statement to be declared effective within ninety (90) days from the filing of such Registration Statement, the Company shall issue to Investor a number of shares of Common Stock equal to two and one-half percent (2.5%) of the maximum number of Registrable Securities to be registered pursuant to the Registration Statement, subject to Section 2(b)(2), for every Delinquency Period in which the Company fails to cause the Registration Statement to be declared effective (the "Effectiveness Penalty"), unless such failure to cause a Registration Statement to be declared effective is due to the Commission's refusal to declare the Registration Statement effective.

(i) Notwithstanding anything herein to the contrary, the Effectiveness Penalty will not cover any Warrant Shares to be included in any given Registration Statement.

(ii) The maximum number of Penalty Shares issuable pursuant to this Section 4(b) shall not exceed 10% of the Registrable Securities to be registered pursuant to any given Registration Statement.

(iii) The Company and Investors hereby agree and acknowledge that the Commission is solely responsible for declaring a Registration Statement effective.

(c) Proration. The shares of Common Stock issuable pursuant to this Section 4 shall be pro-rated for any portion of a Delinquency Period.

(d) Procedure. The Company shall cause the Company's Transfer Agent to issue to the Investor a share certificate representing the maximum number of Penalty Shares issuable pursuant to this Section 4 within five (5) Business Days after the end of any Delinquency Period.

5. Registration Expenses. All fees and expenses incident to the performance of or compliance with, this Agreement by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses of the Company's counsel and independent registered public accountants) (A) with respect to filings made with the Commission, (B) with respect to filings required to be made with any Trading Market on which the Common Stock is then listed for trading and (C) in compliance with applicable state securities or Blue Sky laws reasonably agreed to by the Company in writing (including, without limitation, fees and disbursements of counsel for the Company in connection with Blue Sky qualifications or exemptions of the Registrable Securities); (ii) printing expenses; (iii) messenger, telephone and delivery expenses; (iv) fees and disbursements of counsel for the Company; (v) Securities Act liability insurance, if the Company so desires such insurance; and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties) and the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. In no event shall the Company be responsible for any broker or similar commissions of Investor or any fees payable to the Transfer Agent in connection with the sale of any of the Registrable Securities by Investor.

6. Indemnification.

(a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless Investor, the officers, directors, members, partners, agents, brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of Common Stock), investment advisors and employees (and any other Persons with a functionally equivalent role of a Person holding such titles, notwithstanding a lack of such title or any other title) of each of them, each Person who controls Investor (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, members, stockholders, partners, agents and employees (and any other Persons with a functionally equivalent role of a Person holding such titles, notwithstanding a lack of such title or any other title) of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys' fees) and expenses (collectively, "Losses"), as incurred, arising out of or relating to (1) any untrue or alleged untrue statement of a material fact contained in a Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading or (2) any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any state securities law, or any rule or regulation thereunder, in connection with the performance of its obligations under this Agreement, except to the extent, but only to the extent, that (i) such untrue statements or omissions are based solely upon information regarding Investor furnished in writing to the Company expressly for use therein, or to the extent that such information relates to Investor or Investor's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by Investor expressly for use in a Registration Statement, such Prospectus or in any amendment or supplement thereto or (ii) in the case of an occurrence of an event of the type specified in Section 3(c)(iii)-(vi), the use by Investor of an outdated, defective or otherwise unavailable Prospectus after the Company has notified Investor in writing that the Prospectus is outdated, defective or otherwise unavailable for use by Investor and prior to the receipt by Investor of the Advice contemplated in Section 6(d). The Company shall notify Investor promptly of the institution, threat or assertion of any Proceeding arising from or in connection with the transactions contemplated by this Agreement of which the Company is aware.

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(b) Indemnification by Investor. Investor shall indemnify and hold harmless the Company, its directors, officers, agents, attorneys and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, to the extent arising out of or based solely upon: (x) Investor's failure to comply with the prospectus delivery requirements of the Securities Act or (y) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading (i) to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by Investor to the Company specifically for inclusion in such Registration Statement or such Prospectus, or (ii) to the extent that such information relates to Investor's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by Investor expressly for use in a Registration Statement, such Prospectus or in any amendment or supplement thereto or (ii) in the case of an occurrence of an event of the type specified in Section 3(c)(iii)-(vi), the use by Investor of an outdated, defective or otherwise unavailable Prospectus after the Company has notified Investor in writing that the Prospectus is outdated, defective or otherwise unavailable for use by Investor and prior to the receipt by Investor of the Advice contemplated in Section 6(d). In no event shall the liability of Investor under this Section 6(b) be greater in amount than the dollar amount of the net proceeds received by Investor upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (each an "Indemnified Party"), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the "Indemnifying Party") in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with the defense thereof; provided, that, the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have prejudiced the Indemnifying Party. An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses, (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding, or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and counsel to the Indemnified Party shall reasonably believe that a material conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and the reasonable fees and expenses of no more than one separate counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld or delayed. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

Subject to the terms of this Agreement, all reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten Business Days of written notice thereof to the Indemnifying Party; provided, that, the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is judicially determined not to be entitled to indemnification hereunder.

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(d) Contribution. If the indemnification under Section 6(a) or 6(b) is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless for any Losses, then each Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys' or other fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

The Parties agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 6(d), Investor shall not be required to contribute pursuant to this Section 6(d), in the aggregate, any amount in excess of the amount by which the net proceeds actually received by Investor from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that Investor has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

7. Miscellaneous.

(a) Remedies. In the event of a breach by the Company or by Investor of any of their respective obligations under this Agreement, Investor or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, shall be entitled to specific performance of its rights under this Agreement. Each of the Company and Investor agrees that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall not assert or shall waive the defense that a remedy at law would be adequate.

(b) Compliance. Investor covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to a Registration Statement.

(c) Discontinued Disposition. By its acquisition of Registrable Securities, Investor agrees that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(c)(iii) - (vi), Investor will forthwith discontinue disposition of such Registrable Securities under a Registration Statement until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus (as it may have been supplemented or amended) may be resumed. The Company will use its best efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable.

(d) Amendments and Waivers. This Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and Investor. A waiver by either the Company or Investor on one matter shall not be construed as a waiver on all matters.

(e) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Subscription Agreement.

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(f) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the Parties. The Company may not assign (except by merger) its rights or obligations hereunder without the prior written consent of Investor. Investor may assign its rights hereunder without the written consent of the Company.

(g) No Inconsistent Agreements. Neither the Company nor any of its subsidiaries has entered, as of the date hereof, nor shall the Company or any of its subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities, that would have the effect of impairing the rights granted to Investor in this Agreement or otherwise conflicts with the provisions hereof.

(h) Execution and Counterparts. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a ".pdf" format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or ".pdf" signature page were an original thereof.

(i) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined in accordance with the provisions of the Subscription Agreement.

(j) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any other remedies provided by law or those provided in the Subscription Agreement.

(k) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(l) Headings. The headings in this Agreement are for convenience only, do not constitute a part of the Agreement and shall not be deemed to limit or affect any of the provisions hereof.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, Company and Investor have entered into this Registration Rights Agreement as of the date first written above.

Company

SolarWindow Technologies, Inc.

By:
Name:	John Conklin
Title:	President and Chief Executive Officer

Individual (Natural Persons) Investor:

PrintName:

Entity Investors:

Name:

By:
Name:
Title:

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SCHEDULE A

ACCREDITED INVESTOR AND FAMILY, FRIENDS AND BUSINESS ASSOCIATES CERTIFICATIONS

TO: SolarWindow Technologies, Inc. (the "Corporation")

CERTIFICATE

In connection with the purchase of Shares (the "Purchased Securities") of Corporation, the undersigned hereby represents, warrants and certifies that:

I. ALL SUBSCRIBERS PURCHASING UNDER THE "ACCREDITED INVESTOR" EXEMPTION
1.

the Purchaser (the undersigned or, if the undersigned is purchasing the Purchased Securities as agent on behalf of a disclosed beneficial purchaser who is purchasing the Purchased Securities as principal, such beneficial purchaser being referred to herein as the "Purchaser") is resident in the Province of Canada described in the Subscriber's Details on page 2 of this Agreement;

2.

the Purchaser is purchasing the Purchased Securities as principal or is deemed under National Instrument 45-106 - Prospectus Exemptions of the Canadian Securities Administrators ("NI 45-106") or under the Securities Act (Ontario) to be purchasing the Purchased Securities as principal; and

3.	the Purchaser is (please initial the appropriate line below):
(a)

_________ an "accredited investor" within the meaning of NI 45-106 or section 73.3(1) of the Securities Act (Ontario), by virtue of satisfying the indicated criterion as set out in appendix "A" to this certificate.

(You must also (i) initial the appropriate line in Appendix A to this certificate, and (ii) complete Form 45-106F9 in Appendix B); or

II. BRITISH COLUMBIA, ALBERTA AND ONTARIO SUBSCRIBERS PURCHASING UNDER THE "FAMILY, FRIENDS AND BUSINESS ASSOCIATES" EXEMPTION
4.	the Purchaser is (please initial the appropriate line below):
(a) _________ a director, executive officer or control person of the Corporation, or of an affiliate of the Corporation;
(b)

_________ a spouse, parent, grandparent, brother, sister, child or grandchild of ____________ (name of person) a director, executive officer or control person of the Corporation, or of an affiliate of the Corporation;

(c)

_________ a parent, grandparent, brother, sister, child or grandchild of the spouse of ____________(name of person) a director, executive officer or control person of the Corporation, or of an affiliate of the Corporation;

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(d)

_________ a close personal friend (by reason of the fact that you have directly known such individual well enough and for a sufficient period of time and in a sufficiently close relationship (where such relationship is direct and extends beyond being a relative or a member of the same organization, association or religious group or a client, customer or former client or customer or being a close personal friend of a close personal friend of such individual) to be in a position to assess the capabilities and the trustworthiness of such individual) of ____________ (name of person) a director, executive officer or control person of the Corporation, or of an affiliate of the Corporation;

For the purposes of National Instrument 45-106, and this Certificate, "close personal friend" means an individual who has known the named director, executive officer, control person or founder well enough and for a sufficient period of time to be in a position to assess the capabilities and trustworthiness of that person. An individual's relationship with the named director, executive officer, control person or founder must be direct. An individual is not a "close personal friend" solely because that individual is a relative, a client, customer, former client or former customer of, or is a member of the same organization, association or religious group as, the named director, executive officer, control person or founder.

(e)

_________ a close business associate (by reason of the fact that you have had direct sufficient prior business dealings with such individual (where such relationship is direct and extends beyond being a client, customer or former client or customer or being a close business associate of a close business associate of such individual) to be in a position to assess the capabilities and trustworthiness of such individual) of ____________ (name of person) a director, executive officer or control person of the Corporation, or of an affiliate of the Corporation;

For the purposes of National Instrument 45-106, and this Certificate, "close business associate" means an individual who has had sufficient prior business dealings with the named director, executive officer, control person or founder to be in a position to assess the capabilities and trustworthiness of that person. An individual's relationship with the named director, executive officer, control person or founder must be direct. An individual is not a "close business associate" solely because that individual is a client, customer, former client or former customer of, or is a casual business associate of, or is a person introduced or solicited for the purpose of purchasing securities by, the named director, executive officer, control person or founder.

(f)

_________ a founder of the Corporation or a spouse, parent, grandparent, brother, sister, child, grandchild, close personal friend (by reason of the fact that you have directly known such individual well enough and for a sufficient period of time and in a sufficiently close relationship (where such relationship is direct and extends beyond being a relative or a member of the same organization, association or religious group or a client, customer or former client or customer or being a close personal friend of a close personal friend of such individual) to be in a position to assess the capabilities and the trustworthiness of such individual) or close business associate (by reason of the fact that you have had direct sufficient prior business dealings with such individual (where such relationship is direct and extends beyond being a client, customer or former client or customer or being a close business associate of a close business associate of such individual) to be in a position to assess the capabilities and trustworthiness of such individual) of ____________ (name of person) a founder of the Corporation;

(g)	________ a parent, grandparent, brother, sister, child or grandchild of a spouse of ____________ (name of person) a founder of the Corporation;
(h)

_________ a person or company of which a majority of the voting securities are beneficially owned by, or a majority of the directors are, persons or companies described in subsections 4(a) to 4(g) above; or

(i)	_________ a trust or estate of which all of the beneficiaries or a majority of the trustees are persons or companies described in subsections 4(a) to 4(g) above.

(If you are a resident of Ontario purchasing under the "Family, Friends and Business Associates" Exemption, you must also complete Form 45-106F12 in Appendix C to this certificate)
5.

the above representations and warranties will be true and correct both as of the execution of this certificate and as of the closing time of the purchase and sale of the Purchased Securities and acknowledges that they will survive the completion of the issue of the Purchased Securities.

The undersigned acknowledges that the foregoing representations and warranties are made by the undersigned with the intent that they be relied upon in determining the suitability of the Purchaser as a purchaser of the Purchased Securities and that this certificate is incorporated into and forms part of the Subscription Agreement and the undersigned undertakes to immediately notify the Corporation of any change in any statement or other information relating to the Purchaser set forth herein which takes place prior to the closing time of the purchase and sale of the Purchased Securities.

Dated: ________________, 2017.

Print name of Subscriber
By:
Signature

Title

(please print name of individual whose signature appears above, if different from the name of the Subscriber printed above)

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Appendix A to Schedule A

Part 1: Accredited Investor for all Provinces (defined in NI 45-106):

FOR ALL ACCREDITED INVESTORS

Please initial the criteria that applies to you:

____	(a)	except in Ontario, a Canadian financial institution or an authorized foreign bank listed in Schedule III of the Bank Act (Canada),
____	(b)	except in Ontario, the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada),
____	(c)

except in Ontario, a subsidiary of any person referred to in paragraph (a) or (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary,

____	(d)	except in Ontario, a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer,
____	(e)	an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d),
____	(e.1)

an individual formerly registered under the securities legislation of a jurisdiction of Canada, other than an individual formerly registered solely as a representative of a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador),

____	(f)	except in Ontario, the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly-owned entity of the Government of Canada or a jurisdiction of Canada,
____	(g)

except in Ontario, a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l'île de Montréal or an intermunicipal management board in Quebec,

____	(h)	except in Ontario, any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government,
____	(i)

except in Ontario, a pension fund that is regulated by the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada,

____	(j)	an individual who, either alone or with a spouse, beneficially owns financial assets having an aggregate realizable value that, before taxes, but net of any related liabilities, exceeds $1,000,000,
____	(j.1)	an individual who beneficially owns financial assets having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds $5,000,000,

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____	(k)

an individual whose net income before taxes exceeded $200,000 in each of the two most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the two most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year,

____	(l)	an individual who, either alone or with a spouse, has net assets of at least $5,000,000,
____	(m)	a person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements,
____	(n)	an investment fund that distributes or has distributed its securities only to
(i) a person that is or was an accredited investor at the time of the distribution,
(ii) a person that acquires or acquired securities in the circumstances referred to in sections 2.10 [Minimum amount investment] and 2.19 [Additional investment in investment funds] of NI 45-106, or
(iii) a person described in paragraph (i) or (ii) immediately above that acquires or acquired securities under section 2.18 [Investment fund reinvestment] of NI 45-106,
____	(o)

an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Quebec, the securities regulatory authority, has issued a receipt,

____	(p)

a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account by the trust company or trust corporation, as the case may be,

____	(q)

a person acting on behalf of a fully managed account managed by that person, if that person is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction,

____	(r)

a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded,

____	(s)	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function,
____	(t)

a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors,

____	(u)	an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser,

____	(v)	a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Quebec, the regulator as an accredited investor, or
____	(w)

a trust established by an accredited investor for the benefit of the accredited investor's family members of which a majority of the trustees are accredited investors and all of the beneficiaries are the accredited investor's spouse, a former spouse of the accredited investor or a parent, grandparent, brother, sister, child or grandchild of that accredited investor, of that accredited investor's spouse or of that accredited investor's former spouse.

NOTE:	The Subscriber should initial or place a check-mark beside the portion of the above definition applicable to the Subscriber.

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Part 2: Accredited Investor in Ontario (defined in section 73.3(1) of the Securities Act (Ontario)):

FOR ONTARIO ACCREDITED INVESTORS ONLY

Please initial the criteria that applies to you:

____	(x)

a financial institutional listed in Schedule I, II or III of the Bank Act (Canada), an association to which the Cooperative Credit Association Act (Canada) applies or a central cooperative credit society for which an order has been made under subsection 473(1) of that Act, or a loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative or credit union league or federation that is authorized by a statute of Canada or Ontario to carry on business in Canada or Ontario, as the case may be,

____	(y)	the Business Development Bank of Canada,
____	(z)

a subsidiary of any person referred to in paragraph (a) or (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary,

____	(aa)	a person or company registered under the securities legislation of a province or territory of Canada as an adviser or dealer, except as otherwise prescribed by the regulations,
____	(bb)

the Government of Canada, the government of a province or territory of Canada, or any Crown corporation, agency or wholly-owned entity of the Government of Canada or of the government of a province or territory of Canada,

____	(cc)

a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l'île de Montréal or an intermunicipal management board in Quebec,

____	(dd)	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government,
____	(ee)	a pension fund that is regulated by the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada, or

____	(ff)	a person or company that is recognized or designated by the Ontario Securities Commission as an accredited investor.

NOTE:	The Subscriber should initial or place a check-mark beside the portion of the above definition applicable to the Subscriber.

For the purposes of Parts 1 and 2:

(a)	"Canadian financial institution" means
(i)

an association governed by the Cooperative Credit Associations Act (Canada) or a central cooperative credit society for which an order has been made under section 473(1) of the Cooperative Credit Associations Act (Canada), or

(ii)

a bank, loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative, or league that, in each case, is authorized by an enactment of Canada or a jurisdiction of Canada to carry on business in Canada or a jurisdiction of Canada;

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(b)

"control person" has the meaning ascribed to that term in securities legislation except in Manitoba, Ontario, Quebec, Nova Scotia, Newfoundland and Labrador, Prince Edward Island, the Northwest Territories and Nunavut where "control person" means any person that holds or is one of a combination of persons that hold

	(iii)	a sufficient number of any of the securities of an issuer so as to affect materially the control of the issuer, or
	(iv)	more than 20% of the outstanding voting securities of an issuer except where there is evidence showing that the holding of those securities does not affect materially the control of that issuer;
(c)	"eligibility adviser" means
(v)

a person that is registered as an investment dealer or in an equivalent category of registration under the securities legislation of the jurisdiction of a purchaser and authorized to give advice with respect to the type of security being distributed, and

(vi)

in Saskatchewan or Manitoba, also means a lawyer who is a practising member in good standing with a law society of a jurisdiction of Canada or a public accountant who is a member in good standing of an institute or association of chartered accountants, certified general accountants or certified management accountants in a jurisdiction of Canada provided that the lawyer or public accountant must not:

		(A)	have a professional, business or personal relationship with the issuer, or any of its directors, executive officers, founders or control persons, and
(B)

have acted for or been retained personally or otherwise as an employee, executive officer, director, associate or partner of a person that has acted for or been retained by the issuer or any of its directors, executive officers, founders or control persons within the previous 12 months;

(d)	"executive officer" means, for an issuer, an individual who is

	(vii)	a chair, vice-chair or president,
	(viii)	a vice-president in charge of a principal business unit, division or function including sales, finance or production,
	(ix)	an officer of the issuer or any of its subsidiaries and who performs a policy-making function in respect of the issuer, or
	(x)	performing a policy-making function in respect of the issuer;
(e)	"financial assets" means cash, securities or a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation;
(f)	"founder" means, in respect of an issuer, a person who,
	(xi)	acting alone, in conjunction or in concert with one or more persons, directly or indirectly, takes the initiative in founding, organizing or substantially reorganizing the business of the issuer, and
	(xii)	at the time of the trade is actively involved in the business of the issuer;
(g)

"fully managed account" means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client's express consent to a transaction;

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(h)	"investment fund" for the purposes of Part 1 has the meaning ascribed thereto in National Instrument 81-106 - Investment Fund Continuous Disclosure;
(i)	"person" for the purposes of Part 1 includes
	(xiii)	an individual,
	(xiv)	a corporation,
	(xv)	a partnership, trust, fund and an association, syndicate, organization or other organized group of persons, whether incorporated or not, and
	(xvi)	an individual or other person in that person's capacity as a trustee, executor, administrator or personal or other legal representative;
except for Part 2 where "person" means

	(xvii)	an individual,
	(xviii)	a partnership,
	(xix)	an unincorporated association,
	(xx)	an unincorporated syndicate,
	(xxi)	an unincorporated organization,

	(xxii)	a trust,
	(xxiii)	an executor,
	(xxiv)	an administrator, and
	(xxv)	a legal representative;
(j)	"related liabilities" means
	(xxvi)	liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets, or
	(xxvii)	liabilities that are secured by financial assets.
(k)	"spouse" means, an individual who,
	(xxviii)	is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada), from the other individual,
	(xxix)	is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender, or
(xxx)

in Alberta, is an individual referred to in paragraph (i) or (ii) immediately above or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta); and

"subsidiary" means an issuer that is controlled directly or indirectly by another issuer and includes a subsidiary of that subsidiary;
Affiliated Entities and Control

1.	An issuer is considered to be an affiliate of another issuer if one of them is a subsidiary of the other, or if each of them is controlled by the same person.

2.	A person (first person) is considered to control another person (second person) if

a)

the first person, directly or indirectly, beneficially owns or exercises control or direction over securities of the second person carrying votes which, if exercised, would entitle the first person to elect a majority of the directors of the second person, unless the first person holds the voting securities only to secure an obligation,

b)	the second person is a partnership, other than a limited partnership, and the first person holds more than 50% of the interests in the partnership, or

c)	the second person is a limited partnership and the general partner of the limited partnership is the first person.

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Appendix B to Schedule A

Form 45-106F9

Form for Individual Accredited Investors

WARNING! This investment is risky. Don't invest unless you can afford to lose all the money you pay for this investment.

SECTION 1 TO BE COMPLETED BY ISSUER OR SELLING SECURITY HOLDER
1. About your investment
Type of securities: Units, each Unit consisting of one share of common stock and one warrant to purchase one share of common stock	Issuer: SolarWindow Technologies, Inc.
SECTIONS 2 TO 4 TO BE COMPLETED BY THE PURCHASER

2. Risk acknowledgement
This investment is risky. Initial that you understand that:	Your initials
Risk of loss – You could lose your entire investment of $________.
Liquidity risk – You may not be able to sell your investment quickly – or at all.
Lack of information – You may receive little or no information about your investment.

Lack of advice – You may not receive advice from the salesperson about whether this investment is suitable for you unless the salesperson is registered. The salesperson is the person who meets with, or provides information to, you about making this investments. To check whether the salesperson is registered, go to www.aretheyregistered.ca.

3. Accredited investor status

You must meet at least one of the following criteria to be able to make this investment. Initial the statement that applies to you. (You may initial more than one statement.) The person identified in section 6 is responsible for ensuring that you meet the definition of accredited investor. That person, or the salesperson identified in section 5, can help you if you have questions about whether you meet these criteria.

Your initials

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☐ Your net income before taxes was more than $200,000 in each for the 2 most recent calendar years, and you expect it to be more than $200,000 in the current calendar year. (You can find your net income before taxes on your personal income tax return.)

☐☐ Your net income before taxes combined with your spouse's was more than $300,000 in each of the 2 most recent calendar years, and you expect your combined net income before taxes to be more than $300,000 in the current calendar year.

☐☐ Either alone or with your spouse, you own more than $1 million in cash and securities, after subtracting any debt related to the case and securities.
☐ Either alone or with your spouse, you may have net assets worth more than $5 million. (Your net assets are your total assets (including real estate) minus your total debt.)
4. Your name and signature
By signing this form, you confirm that you have read this form and you understand the risks of making this investment as identified in this form.
First and last name (please print):
Signature:	Date:
SECTION 5 TO BE COMPLETED BY SALESPERSON
5. Salesperson information

[Instruction: The salesperson is the person who meets with, or provides information to, the purchaser with respect to making this investment. That could include a representative of the issuer or selling security holder, a registrant or a person who is exempt from the registration requirement.]

First and last name of salesperson (please print):
Telephone:	Email:
Name of firm (if registered):

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SECTION 6 TO BE COMPLETED BY THE ISSUER OR SELLING SECURITY HOLDER
6. For more information about this investment
John A. Conklin, President and Chief Executive Officer SolarWindow, Technologies, Inc. 10632 Little Patuxent Parkway, Suite 406 Columbia, MD 21044 Toll Free: (800)213-0689 Direct: (301)579-5053

For investment in an investment fund

[Insert name of investment fund]

[Insert name of investment fund manager]

[Insert address of investment fund manager]

[Insert telephone number of investment fund manager]

[Insert email address of investment fund manager]

[If investment is purchased from a selling security holder, also insert name, address, telephone number and email address of selling security holder here]

For more information about prospectus exemptions, contact your local securities regulator. You can find contact information at www. securities-administrators.ca

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Appendix C to Schedule A

Form 45-106F12

FOR RESIDENTS OF ONTARIO ONLY

Risk Acknowledgement Form for Family, Friend and Business Associate Investors

WARNING! This investment is risky. Don't invest unless you can afford to lose all the money you pay for this investment.

SECTION 1 TO BE COMPLETED BY ISSUER
1. About your investment
Type of securities:	Issuer:
SECTIONS 2 TO 4 TO BE COMPLETED BY THE PURCHASER
2. Risk acknowledgement
This investment is risky. Initial that you understand that:	Your initials
Risk of loss – You could lose your entire investment of $________.
Liquidity risk – You may not be able to sell your investment quickly – or at all.

Lack of information – You may receive little or no information about your investment. The information you receive may be limited to the information provided to you by the family member, friend or close business associate specified in section 3 of this form.

3. Family, friend or business associate status
You must meet at least one of the following criteria to be able to make this investment. Initial the statement that applies to you:	Your initials
A) You are: 1. [check all applicable boxes]

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☐ a director of the issuer or an affiliate of the issuer

☐ an executive officer of the issuer or an affiliate of the issuer

☐ a control person of the issuer or an affiliate of the issuer

☐ a founder of the issuer

OR

2. [check all applicable boxes]

☐ a person of which a majority of the voting securities are beneficially owned by, or a majority of the directors are, (i) individuals listed in (1) above and/or (ii) family members, close personal friends or close business associates of individuals listed in (1) above

☐ a truest or estate of which all of the beneficiaries or a majority of the trustees or executors are (i) individuals listed in (1) above and/or (ii) family members, close personal friends or close business associates of individuals listed in (1) above

B) You are a family member of ________________________, who holds the following position at the issuer or an affiliate of the issue: __________________________.

You are the ____________________________ of that person or that person's spouse.

C) You are a close personal friend of _________________________, who holds the following position at the issuer or an affiliate of the issuer: _____________________.

You have known that person for _______ years.

4. Your name and signature

By signing this form, you confirm that you have read this form and you understand the risks of making this investment as identified in this form. You also confirm that you are eligible to make this investment because you are a family member, close personal friend or close business associate of that person identified in section 5 of this form.

First and last name (please print):
Signature:	Date:
SECTION 5 TO BE COMPLETED BY PERSON WHO CLAIMS THE PERSONAL RELATIONSHIP, IF APPLICABLE

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5. Contact person at the issuer or an affiliate of the issuer
[Instruction: To be completed by the director, executive officer, control person or founder with whom the purchaser has a close personal relationship indicated under sections 3B, C or D of this form.]

By signing this for, you confirm that you have, or your spouse has, the following relationship with the purchaser: [check the box that applies]

☐ family relationship as set out in section 3B of this form

☐ close personal friendship as set out in section 3C of this form

☐ close business associate relationship as set out in section 3D of this form

First and last name of contact person (please print):
Position with the issuer or affiliate of the issuer (director, executive officer, control person or founder):
Telephone:	Email:
Signature:	Date:
SECTION 6 TO BE COMPLETED BY THE ISSUER
6. For more information about this investment
For more information about prospectus exemptions, contact your local securities regulator. You can find contact information at www. securities-administrators.ca
Signature of executive officer of issuer (other than the purchaser):	Date:

47